UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2011 (July 21, 2011)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31361	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Corporate Center Drive, Suite #210 Raleigh, NC		27607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 919-582-9050

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2011, at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of BioDelivery Sciences International, Inc. (the “Company”), the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $.001, of the Company (the “Common Stock”) from 45,000,000 to 75,000,000 shares. Such amendment to the Company’s Certificate of Incorporation had previously been approved by the Company’s Board of Directors.

On July 22, 2011, a Certificate of Amendment was filed with the Secretary of State of Delaware to effect, as of such date, the foregoing amendment of the Company’s Certificate of Incorporation. A copy of such Certificate of Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 21, 2011, the Company held its Annual Meeting. The number of shares of Common Stock entitled to vote at the Annual Meeting was 28,960,535 shares. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 22,801,131 shares, constituting a valid quorum. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected. The following is a tabulation of the voting on the proposals presented at the Annual Meeting:

Proposal 1: To elect each of William B. Stone and William S. Poole as a Class III Director to serve for a three-year term that expires at the 2014 annual meeting of stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

Nominee	Shares Voted For	Shares Against	Broker Non-Votes
William B. Stone	13,443,145	171,611	9,186,375
William S. Poole	13,452,350	162,406	9,186,375

Proposal 2: To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Cherry, Bekaert & Holland, L.L.P as the Company’s independent auditor for the fiscal year ending December 31, 2011.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
22,612,287	64,140	92,703	32,001

Proposal 3: To adopt an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 45,000,000 to 75,000,000;

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
20,111,956	2,333,532	323,641	32,002

Proposal 4: To adopt the Company’s 2011 Equity Incentive Plan;

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
11,282,456	2,184,573	147,727	9,186,375

Proposal 5: To transact such other business as may properly come before the meeting or any adjournment thereof.

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
18,952,148	3,354,746	462,231	32,006

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment of the Certificate of Incorporation, dated July 22, 2011.

This Current Report on Form 8-K of the Company may contain, among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve significant risks and uncertainties, many of which are beyond the Company’s control. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission. Actual results may differ significantly from those set forth in the forward-looking statements. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 25, 2011	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ James A. McNulty
		Name:	James A. McNulty
		Title:	Secretary, Treasurer and Chief Financial Officer

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